SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported): August 16, 2007

DEUTSCHE ALT-A SECURITIES, INC. (as depositor under the Pooling and Servicing Agreement, relating to the Deutsche Alt-B Securities Mortgage Loan Trust, Series 2007-AB1)

DEUTSCHE ALT-B SECURITIES MORTGAGE LOAN TRUST, SERIES 2007-AB1
(Exact name of Issuing Entity as specified in its charter)

DEUTSCHE ALT-A SECURITIES, INC.
(Exact name of Depositor as specified in its charter)

DB STRUCTURED PRODUCTS, INC.
(Exact name of Sponsor as specified in its charter)
DEUTSCHE ALT-A SECURITIES, INC.
(Exact name of Registrant as specified in its charter)
Delaware	333-131600-20	35-2184183
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

60 Wall Street New York, New York 10005
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 250-2500

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

This Current Report on Form 8-K/A is being filed to amend and supplement the Current Report on Form 8-K originally dated April 30, 2007 in connection with the issuance of Deutsche Alt-B Securities Mortgage Loan Trust, Series 2007-AB1, in order to correct certain errors contained in Exhibit 4.1, Exhibit 99.3, Exhibit 99.5 and Exhibit 99.7 to such Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

Not applicable.

(b)  Pro forma financial information:

Not applicable.

(c)  Shell Company Transactions

Not applicable.

(d)  Exhibits:

Exhibit No.

Description

4.1

The Pooling and Servicing Agreement, dated as of March 1, 2007, by and among the Company, the Master Servicer, the Securities Administrator, the Trustee and the Credit Risk Manager.

99.3

Assignment, Assumption and Recognition Agreement, dated as of April 13, 2007, among DB Structured Products, Inc., as assignor, Deutsche Alt-A Securities, Inc., as assignee, GMAC Mortgage, LLC and agreed to by Wells Fargo Bank, N.A., as master servicer.

99.5

Assignment, Assumption and Recognition Agreement, dated as of April 13, 2007, among DB Structured Products, Inc., as assignor, Deutsche Alt-A Securities, Inc., as assignee, and Wells Fargo Bank, N.A., as servicer, and acknowledged and agreed to by HSBC Bank USA, National Association as trustee.

99.7

Assignment, Assumption and Recognition Agreement, dated as of April 13, 2007, among DB Structured Products, Inc., as assignor, Deutsche Alt-A Securities, Inc., as assignee, Wells Fargo Bank, N.A., as servicer, and agreed to by Wells Fargo Bank, N.A., as master servicer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DEUTSCHE ALT-A SECURITIES, INC.

By: /s/Susan Valenti

Name: Susan Valenti

Title: Director

By: /s/ Ernie Calabrese

Name: Ernie Calabrese

    Title: Director

Dated:  August 16, 2007

Exhibit Index

Exhibit

4.1

The Pooling and Servicing Agreement, dated as of March 1, 2007, by and among the Company, the Master Servicer, the Securities Administrator, the Trustee and the Credit Risk Manager.

99.3

Assignment, Assumption and Recognition Agreement, dated as of April 13, 2007, among DB Structured Products, Inc., as assignor, Deutsche Alt-A Securities, Inc., as assignee, GMAC Mortgage, LLC and agreed to by Wells Fargo Bank, N.A., as master servicer.

99.5

Assignment, Assumption and Recognition Agreement, dated as of April 13, 2007, among DB Structured Products, Inc., as assignor, Deutsche Alt-A Securities, Inc., as assignee, and Wells Fargo Bank, N.A., as servicer, and acknowledged and agreed to by HSBC Bank USA, National Association as trustee.

99.7

Assignment, Assumption and Recognition Agreement, dated as of April 13, 2007, among DB Structured Products, Inc., as assignor, Deutsche Alt-A Securities, Inc., as assignee, Wells Fargo Bank, N.A., as servicer, and agreed to by Wells Fargo Bank, N.A., as master servicer.